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                               FUND MANAGER TRUST

                        SUPPLEMENT DATED OCTOBER 18, 1996
                    TO THE PROSPECTUS DATED JANUARY 29, 1996

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NAMES OF FUNDS

         On October 3, 1996, the Trustees of the Trust approved a change in the names of the Funds as follows:

  OLD NAME                                    NEW NAME
  Aggressive Growth Fund                      Aggressive Growth Portfolio
  Growth and Income Fund                      Growth and Income Portfolio
  Growth Fund                                 Growth Portfolio
  Bond Fund                                   Bond Portfolio
  Managed Total Return Fund                   Managed Total Return Portfolio


CHANGE IN CONTROL OF ADVISER

         John Hancock Subsidiaries, Inc. ("Hancock Subsidiaries") has decided to sell approximately 95% of its interest in John Hancock Freedom Securities Corporation ("Freedom Securities"), the parent company of Freedom Capital Management Corporation, the Adviser of the Funds, to JHFSC Acquisition Corp., a newly formed Delaware corporation, organized by an investor group which will include certain members of management and employees of Freedom Securities and its subsidiaries, including the Adviser (the "Employee Shareholders"). To accomplish the sale, Hancock Subsidiaries, JHFSC Acquisition Corp., Thomas H. Lee Equity Fund III, L.P. ("Lee") and SCP Private Equity Partners, L.P. ("SCP"), entered into a Contribution Agreement on October 4, 1996, pursuant to which Hancock Subsidiaries will contribute 100% of the issued and outstanding shares of capital stock of Freedom Securities to JHFSC Acquisition Corp., in exchange for (i) 4.999% of the issued and outstanding capital stock of JHFSC Acquisition Corp. and (ii) aggregate consideration of $180,000,000 (subject to reduction to the extent of certain distributions made prior to closing).

         After giving effect to the consummation of the transactions contemplated by the Contribution Agreement, Freedom Securities will become a wholly-owned subsidiary of JHFSC Acquisition Corp., and the Adviser will remain a wholly-owned subsidiary of Freedom Securities. It is anticipated that the outstanding capital stock of JHFSC Acquisition Corp. after the consummation of the Transaction will be held approximately as follows:

     INVESTOR                                             PERCENTAGE OWNERSHIP
     Thomas H. Lee Equity Fund III, L.P.                         49.9%
     SCP Private Equity Partners, L.P.                           13.0%
     John Hancock Subsidiaries, Inc.                              4.9%
     Employee Shareholders                                       32.2%

         If the Employee Shareholders contribute more than currently anticipated, the percentage ownership of Lee and SCP in JHFSC Acquisition Corp. set forth above will be reduced proportionately.

         Thomas H. Lee Equity Fund III, L.P. is a Massachusetts limited partnership. The general partner of Thomas H. Lee Equity Fund III, L.P. is THL Equity Advisors III Limited Partnership, a Massachusetts limited partnership. The general partner of THL Equity Advisors III Limited Partnership is THL Equity Trust III, a Massachusetts business trust. The sole beneficial owner of THL Equity Trust III is Thomas H. Lee. The address of Thomas H. Lee Equity Fund III, L.P., THL Equity Advisors III Limited Partnership and THL Equity Trust III is 75 State Street, Boston, Massachusetts 02109.

         SCP Private Equity Partners, L.P. is a Delaware limited partnership. The general partner of SCP Private Equity Partners, L.P. is SCP Private Equity Management, L.P., a Delaware limited partnership. The interests of SCP Private Equity Management, L.P. are divided equally among its three general partners:
Safeguard Capital Management, Inc. (which is a wholly owned subsidiary of Safeguard Scientifics, Inc., a publicly held company), Winston J. Churchill and Samuel A. Plum. The address of SCP Private Equity Partners, L.P., SCP Private Equity Management, L.P., Safeguard Capital Management, Inc., Winston J. Churchill and Samuel A. Plum is 435 Devon Park Drive, Wayne, Pennsylvania 19087.

         The consummation of the Transaction will result in a change of control of the Adviser, causing the Master Investment Advisory Contract between the Adviser and the Trust, on behalf of each of the Funds, to be "assigned," as such term is defined under the Investment Company Act of 1940 (the "1940 Act"). This assignment will necessitate approval of a new Master Investment Advisory Contract by the shareholders of the Funds. A proxy statement seeking shareholder approval of a new Master Investment Advisory Contract is expected to be mailed to shareholders of the Funds shortly. The new Master Investment Advisory Contract, if approved, will be substantially similar to the existing Master Investment Advisory Contract and the services and fees described in the Prospectus will remain unchanged.

         Consummation of the Transaction is subject to the conditions set forth in the Contribution Agreement. No assurance can be given that the Transaction will be consummated. If the Transaction is consummated and if shareholders of the Funds approve the proposed New Master Investment Advisory Contract with the Adviser, the Adviser will continue the investment advisory functions it currently performs. If the Transaction is not consummated, the Funds' Existing Master Investment Advisory Contract with the Adviser will remain in place.

         In connection with the Transaction, the Trust on behalf of the Funds and the Adviser (together with the Trust, the "Applicants"), has also applied for an order of the Securities and Exchange Commission to provide the Applicants an exemption from Section 15(a) of the 1940 Act. The requested exemption would permit the implementation, prior to formal shareholder approval, of the new Master Investment Advisory Contract described above, which is substantially identical to the existing Master Investment Advisory Contract, between the Trust and the Adviser with respect to each Fund. The requested exemption would cover an interim period of not more than 120 days beginning on the date of the Transaction and continuing through the date a new Master Investment Advisory Contract is approved or disapproved by the shareholders of the respective Funds, but in no event later than March 31, 1997. For each Fund, the aggregate contractual rate chargeable for investment advisory services will remain the same. If the requested exemptive relief is granted, the investment advisory fees collected during the interim period will be paid into an interest-bearing escrow account maintained by the escrow agent and that the amounts in the escrow account with respect to each Fund (including interest earned on such paid fees) will be paid to the Adviser only if shareholders of the Fund approve the new Master Investment Advisory Contract. If shareholders of a Fund fail to approve the new Master Investment Advisory Contract, the escrow agent will pay that Fund its respective share of the escrow amounts (including any interest earned). If the Transaction is not consummated, the Funds' existing Master Investment Advisory Contract with the Adviser will remain in place.